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                      SUPPLEMENT DATED MAY 4, 1998 TO THE
                      PROSPECTUS DATED SEPTEMBER 12, 1997

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                       NUVEEN FLAGSHIP MULTISTATE TRUST I
            NUVEEN FLAGSHIP FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

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The Trustees of the Nuveen Flagship Multistate Trust I have approved a tax-free reorganization of the Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Fund"), as described below. The Fund is closed to new investors effective May 8, 1998. On and after May 8, 1998 only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into exist-ing accounts.

Under the terms of the reorganization, the Fund will transfer all of its assets and liabilities to the Nuveen Flagship Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of Nuveen Flagship Municipal Trust, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Unlike the Fund, the Acquiring Fund does not invest primarily in Florida municipal bonds. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objec-tive. The reorganization is subject to certain regulatory approvals and the ap-proval of the Fund's shareholders. A meeting of shareholders has been called for August 13, 1998. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in June, 1998.